Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GS Acquisition Holdings Corp II (the “Company”) on Form 10-Q for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 14, 2020

/s/ Tom Knott
Name:	Tom Knott
Title:	Chief Executive Officer, Chief Financial Officer and Secretary